IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY AND NAME
Principal Exchange-Traded Funds
Principal Spectrum Tax-Advantaged Dividend Active ETF will become
Principal Spectrum Preferred and Income ETF
effective November 1, 2025
Supplement dated September 2, 2025
to the Prospectus dated November 1, 2024 and
Statement of Additional Information dated November 1, 2024 as
Amended and Restated March 24, 2025 and June 9, 2025
(both as previously supplemented)
This supplement updates information currently in the Prospectus and Statement of Additional Information (“SAI”). Please retain this supplement for future reference.
Effective November 1, 2025, subject to review and comment by the staff of the U.S. Securities and Exchange Commission (the “SEC”), the Principal Spectrum Tax-Advantaged Dividend Active ETF will change its name to the Principal Spectrum Preferred and Income ETF. Accordingly, the 80% test relating the name of Principal Spectrum Tax-Advantaged Dividend Active ETF to its principal investments, as required by Rule 35d-1 under the Investment Company Act of 1940, will be changed to correspond to the Fund’s new name, Principal Spectrum Preferred and Income ETF, and be revised as follows:
•Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in preferred securities and other income-producing securities. Preferred securities generally pay fixed and floating rate distributions and are junior to all forms of the company's senior debt but has preference over common stock in the payment of distributions and liquidation of a company's assets. The preferred securities in which the Fund invests include, but are not limited to, preferred stock, certain depositary receipts, and various types of junior subordinated debt. The Fund also invests in other income-producing securities that include securities that have a stated coupon rate which expects to pay interest or dividends. The Fund invests in income-producing securities, including but not limited to contingent convertible securities (“Cocos”) and other types of capital securities. Cocos are hybrid debt securities typically issued by non-US banking institutions that have contractual equity conversion or principal write-down features that are triggered by regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern if the conversion trigger were not exercised.
On September 2, 2025, a preliminary registration statement was filed with the SEC for SEC Staff review. Pending SEC Staff review and comment and other contingencies, the Fund expects the change to the Fund’s name and investment policy to be effective on November 1, 2025. This supplement is intended to provide advance notice to shareholders of such changes.
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